UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03,	“Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year”

On December 14, 2020, the Board of Directors (the “Board”) of Moody’s Corporation (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”) to implement proxy access and to make certain other updates (as further described below). The amendments took effect upon approval by the Board and are summarized below.

To implement proxy access, Section 13 has been added to Article I of the By-Laws to allow a stockholder, or group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the By-Laws. (Article I, Section 13). The By-Laws were also amended to insert a new section addressing the submission of information by director nominees and to clarify or conform the advance notice provision to reflect the adoption of proxy access and developments in Delaware law (Article I, Sections 11 and 12). Proxy access will be available for stockholders beginning at the Company’s 2022 Annual Meeting of Stockholders.

Additionally, the By-Laws were amended to add an emergency bylaw that is applicable during any emergency condition as contemplated by Section 110 of the Delaware General Corporation Law. (Article II, Section 13). The By-Laws were also amended to make certain updates to conform with Delaware law, including with respect to electronic notice procedures applicable to stockholder meetings (Article I, Section 3), authorizations for persons to act as a stockholder’s proxy (Article I, Section 6), procedures for the Company to prepare and make available a list of stockholders entitled to vote at a stockholder meeting (Article I, Section 9), requirements for stockholders to deliver documents or information to the Company in writing (Article I, Section 14), and the Board’s ability to designate directors to serve as alternate or replacement members of committees (Article II, Section 8). Additional amendments make clarifying or conforming language changes.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the By-Laws, dated December 14, 2020, which are filed as Exhibit 3.1 hereto.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

3.1	Amended and Restated By-Laws of Moody’s Corporation, effective December 14, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: December 18, 2020

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